UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 1, 2024
YEXT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38056	20-8059722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
61 Ninth Avenue
New York, NY 10011
(Address of principal executive offices, including zip code)
(212) 994-3900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	YEXT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed on a Current Report on Form 8-K filed by Yext, Inc. (“Yext”) on June 10, 2024, the Company entered into an Agreement and Plan of Merger, dated June 10, 2024 (the “Merger Agreement”) with Hearsay Social, Inc., a Delaware corporation (“Hearsay”), Houston Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Yext (“Merger Sub”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of Hearsay’s stockholder. Pursuant to the Merger Agreement, Merger Sub merged with and into Hearsay (the “Merger”), with Hearsay surviving the Merger and becoming a wholly owned subsidiary of Yext (the “Surviving Corporation”). The Merger was completed on August 1, 2024 (the “Effective Time”). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

The consideration paid by Yext at closing consisted of approximately $125 million in cash, as adjusted for the customary adjustments as set forth in the Merger Agreement, as well as the assumption of the Converted RSUs (as defined and described below). Subject to the terms of the Merger Agreement and the achievement of certain milestones over a two-year period, the former holders of Hearsay’s outstanding equity interests will also be entitled to receive up to approximately $75 million. Yext shall also offer participation rights to key employees and former founders and employees of Hearsay in a bonus pool of $20 million that can be settled in cash or Yext common stock and shall be subject to 100% vesting on the first anniversary of closing, generally subject to continued employment subject to customary exceptions for cause or good reason termination.

At the Effective Time, each share of Hearsay’s capital stock issued and outstanding immediately prior to the Effective Time (other than the Dissenting Shares) was cancelled and converted into the right to receive, upon surrender of the certificate representing such shares, an amount of cash equal to the applicable per share consideration for each such share of capital stock, as set forth in the Merger Agreement.

In addition, immediately prior to the Effective Time, each Hearsay stock option outstanding immediately prior to the Effective Time was cancelled and, if the holder will continue in service with Yext after the Merger, was substituted with a Hearsay restricted stock unit (such restricted stock unit, a “Hearsay RSU”). At the Effective Time, each Hearsay RSU granted under the Hearsay Social, Inc. 2019 Equity Incentive Plan (the “Hearsay Plan”) that was outstanding as of the Effective Time was assumed by Yext and converted into a restricted stock unit to receive shares of Yext’s common stock (such restricted stock unit, a “Converted RSU”), generally subject to the same terms and conditions (including vesting terms and conditions) of the corresponding Hearsay RSUs in effect immediately prior to the Effective Time, except that each Converted RSU entitles the holder to receive that number of whole shares of Yext’s common stock equal to the product, rounded down to the nearest whole share, of (x) the number of shares of Hearsay’s common stock that were subject to each Hearsay RSU as of immediately prior to the Effective Time and (y) 0.1887 (the “Exchange Ratio”). Each holder of Hearsay RSUs who continues in service with Yext after the Merger will also be eligible to participate in an earnout bonus plan generally reflecting the economic value of the additional contingent consideration to which shareholders are eligible. In connection with the Merger, Yext also assumed the shares of Hearsay common stock that were available for future issuance under the Hearsay Plan immediately prior to the Effective Time, multiplied by the Exchange Ratio, rounded down to the nearest whole share.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which the Company filed with the SEC as Exhibit 2.1 in its Current Report on Form 8-K on June 10, 2024, and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On August 1, 2024, Yext issued a press release announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 of this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed filed for purposes of Section 18 of the Exchange Act, nor will it be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits

(a)  Financial Statements of Business or Funds Acquired

Yext will file the financial statements of Hearsay required by Item 9.01(a) as an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(b)  Pro Forma Financial Information

Yext will file the pro forma financial information required by Item 9.01(b) as an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify forward-looking statements by the use of terminology such as “believe”, “expect”, “will”, “should,” “could”, “estimate”, “anticipate” or similar forward-looking terms. These forward-looking statements include, but are not limited to, statements regarding Yext’s expectations, beliefs, intentions, or strategies regarding the future, including the effects, benefits, and challenges of its acquisition and integration of Hearsay. The statements are based on management’s current expectations, estimates and projections, are not guarantees of future performance, and are subject to certain risks, uncertainties and other factors, some of which are beyond Yext’s control and are difficult to predict, including, but not limited to, difficulties integrating the business and technology of Hearsay, the risk that the benefits of the Merger are not realized, and whether all offerings and capabilities will be available as stated in this report.

The forward-looking statements contained in this Current Report on Form 8-K are also subject to other risks and uncertainties, including those described in Yext’s Annual Report on Form 10-K for the period ended January 31, 2024, Yext’s most recent Quarterly Report on Form 10-Q and from time to time other filings with the SEC, which are available on the SEC’s website ( http://www.sec.gov ).

Stockholders of Yext are cautioned not to place undue reliance on Yext’s forward-looking statements, which speak only as of the date such statements are made. Yext does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this filing, or to reflect the occurrence of unanticipated events.
(d)  Exhibits

Exhibit Number	Description

2.1*
Agreement and Plan of Merger among Yext, Merger Sub, Hearsay, and the Stockholder Representative, dated as of June 10, 2024 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Yext, Inc. with the SEC on June 10, 2024)

99.1	Press Release dated August 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*The registrant has omitted certain immaterial schedules and exhibits to this exhibit pursuant to the provisions of Regulation S-K, Item 601(b)(2). The schedule of exhibits omitted is included with such agreement. The registrant shall supplementally furnish a copy of any of the omitted schedules to the Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YEXT, INC.

By:	/s/ Ho Shin
Ho Shin EVP & General Counsel

Date: August 1, 2024